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                                                                   EXHIBIT 10.84

                                                                 Loan No.: 57968
                                                          Servicing No.: 3179553

                       EXCEPTIONS TO NON-RECOURSE GUARANTY

     This Exceptions To Non-Recourse Guaranty (the "Guaranty") is entered into as of April 8, 2004, by the undersigned (collectively, the "Borrower Principal" whether one or more), in order to induce BANK OF AMERICA, N.A., a national banking association, together with its successors and assigns (the "Lender"), to make a loan to INLAND WESTERN ST. GEORGE, L.L.C., a Delaware limited liability company (the "Borrower"), in the amount of $10,590,000.00 (the "Loan").

                                    RECITALS

     A. The Loan is evidenced by a Promissory Note from the Borrower to the Lender of even date herewith (as amended, modified, renewed, extended, restated, supplemented, reissued and/or substituted from time to time, the "Note") in the original principal amount of the Loan, and is secured by, among other things, a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (as amended, modified, renewed, extended, restated, supplemented, reissued and/or substituted from time to time, the "Security Instrument"), covering the property described in the Security Instrument and located at 245 Red Cliffs Drive, St. George, Utah (the "Property").

     B. The term "Loan Documents," when used in this Guaranty, shall mean, collectively, the Note, the Security Instrument, and all other documents or agreements executed in connection with the Loan, whether presently existing or hereinafter entered into, as amended, modified, renewed, extended, restated, supplemented, reissued and/or substituted from time to time.

     C. The Lender is unwilling to make the Loan unless the Borrower Principal executes this Guaranty.

     NOW, THEREFORE, in order to induce the Lender to make the Loan evidenced by the Note and secured by the Security Instrument, and in consideration thereof, the Borrower Principal hereby (i) irrevocably and unconditionally guarantees the full and prompt payment to the Lender of all amounts which may from time to time while the Note is outstanding and unpaid become due and owing by the Borrower, whether principal, interest or other sums, for which the Borrower may from time to time, or at any time, be personally liable to the Lender under the provisions of the Note due to the applicability of the exceptions to non-recourse liability provisions contained in Article 15 of the Loan Agreement (the "Guaranteed Obligations"), and (ii) agrees to pay, on demand, all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by the Lender in enforcing its rights under this Guaranty. All obligations of the Borrower Principal under this Guaranty shall be joint and several among all persons (if more than one) included as the Borrower Principal. This Guaranty is an unconditional guaranty of payment, and not a guaranty of collection, and may be enforced by the Lender directly against the Borrower Principal without any requirement that the Lender must

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first exercise its rights against the Borrower or any general partner or member of the Borrower or any other party or any collateral or other security for payment of the Note, if any of the exceptions to non-recourse liability provisions contained in Article 15 of the Loan Agreement shall apply.

     The obligations of the Borrower Principal under this Guaranty shall be performed without demand by the Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Loan Documents, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Borrower Principal hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, and agrees that the obligations of the Borrower Principal shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Borrower Principal hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, the Borrower Principal hereby waives diligence, presentment, demand for payment, protest, and all notices which may be required by statute, rule of law or otherwise to preserve intact the Lender's rights against the Borrower Principal under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by the Borrower of any of the Guaranteed Obligations, and, generally, all demands, notices and other formalities of every kind in connection with this Guaranty, and all rights to require the Lender to (a) proceed against the Borrower or, if the Borrower is a partnership or limited liability company, any general partner or member of the Borrower, as applicable,
(b) proceed against or exhaust any collateral held by the Lender to secure the payment of the Loan, or (c) pursue any other remedy it may now or hereafter have against the Borrower, or, if the Borrower is a partnership or limited liability company, any general partner or member of the Borrower, as applicable.

     Without limiting the generality of the foregoing:

     The Borrower Principal hereby agrees that the Borrower Principal's liability shall continue even if the Lender alters any obligations under the Loan Documents in any respect or the Lender's remedies or rights against the Borrower are in any way impaired or suspended without the Borrower Principal's consent.

     The Borrower Principal hereby agrees that the Borrower Principal is liable even if the Borrower had no liability at the time of execution of the Note or thereafter ceased to be liable. The Borrower Principal hereby agrees that the Borrower Principal's liability may be larger in amount and more burdensome than that of the Borrower.

     The Borrower Principal hereby waives any and all benefits and defenses under Utah law including, without limitation, the right to require the Lender to
(i) proceed against the Borrower or any other guarantor or pledger, (ii) proceed against or exhaust any security or collateral the Lender may hold, or (iii) pursue any other right or remedy for the Borrower Principal's benefit,

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and agrees that the Lender may proceed against the Borrower Principal for the
Guaranteed Obligations without taking any action against the Borrower or any other guarantor or pledgor and without proceeding against or exhausting any security or collateral the Lender holds. The Borrower Principal agrees that the Lender may unqualifiedly exercise in its sole and absolute discretion, any or all rights and remedies available to it against the Borrower or any other guarantor or pledgor without impairing the Lender's rights and remedies in enforcing this Guaranty, under which the Borrower Principal's liabilities shall remain independent and unconditional. The Borrower Principal agrees that the Lender's exercise of certain of such rights or remedies may affect or eliminate the Borrower Principal's right of subrogation or recovery against the Borrower and that the Borrower Principal may incur partially or totally non-reimbursable liability under this Guaranty. Without limiting the generality of the foregoing, the Borrower Principal expressly waives any and all benefits and defenses under or based upon any Utah statute which would otherwise limit the Borrower Principal's liability after a non-judicial or judicial foreclosure sale to the difference between the obligations guaranteed herein and the fair market value or fair value, respectively, of the Property or interests sold at such non-judicial or judicial foreclosure sale, or which would otherwise limit the Lender's right to recover a deficiency judgment after a non-judicial or judicial foreclosure sale, or would otherwise require the Lender to exhaust all of its security before a personal judgment may be obtained for a deficiency.

     The Borrower Principal hereby agrees that the Borrower Principal shall have no right of subrogation or reimbursement against the Borrower, no right of subrogation against any collateral or security provided for in the Loan Documents and no right of contribution against any other guarantor or pledgor unless and until all amounts due under the Loan Documents have been paid in full and the Lender has released, transferred or disposed of all of its right, title and interest in any collateral or security. To the extent the Borrower Principal's waiver of these rights of subrogation, reimbursement or contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, the Borrower Principal agrees that the Borrower Principal's rights of subrogation and reimbursement against the Borrower and the Borrower Principal's right of subrogation against any collateral or security shall be unconditionally junior and subordinate to the Lender's rights against the Borrower and to the Lender's right, title and interest in such collateral or security, and the Borrower Principal's right of contribution against any other guarantor or pledgor shall be unconditionally junior and subordinate to the Lender's rights against such other guarantor or pledgor.

     The Borrower Principal shall not be released or discharged, in whole or in part, by (i) the Lender's failure to perfect or continue the perfection of any lien or security interest in collateral which secures the obligations of the Borrower, (ii) the Lender's failure to protect the Property covered by such lien or security interest, or (iii) any consent by the Lender to the transfer, subordination, release, substitution or liquidation of any portion of the collateral which secures the obligations of the Borrower.

     So long as any of the obligations guaranteed hereunder shall remain owing to the Lender, the Borrower Principal shall not, without the prior written consent of the Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against the Borrower.

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     Any married person executing this Guaranty agrees that recourse may be had against community assets and against such person's separate property for the satisfaction of the obligations hereby guaranteed.

     The Borrower Principal's waivers in this Guaranty are made knowing that their intent is to deprive the Borrower Principal of the benefits and defenses that would or could otherwise be available to the Borrower Principal under the statutory provisions and case law referenced herein.

     The Borrower Principal hereby agrees that, at any time or from time to time and any number or times, without notice to the Borrower Principal and without affecting the liability of the Borrower Principal hereunder: (a) the time for payment of the principal of or interest on the Note may be extended or the Note may be renewed in whole or in part one or more times; (b) the time for the Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document evidencing, securing or governing the Loan, whether presently existing or hereafter entered into, may be extended or such performance compliance may be waived; (c) the maturity of the Note may be accelerated as provided therein or in the Security Instrument or any other Loan Document; (d) the Note, the Security Instrument or any other Loan Document may be modified or amended by the Lender and the Borrower in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Loan may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Loan.

     If any payment by the Borrower is held to constitute a preference under any applicable bankruptcy or similar laws, or if for any reason the Lender is required to refund any sums to the Borrower, such amounts shall not constitute a release of any liability of the Borrower Principal hereunder for the Guaranteed Obligations. It is the intention of the Lender and the Borrower Principal that the Borrower Principal's obligations hereunder shall not be discharged except by the Borrower Principal's performance of such obligations and then only to the extent of such performance.

     The Borrower Principal agrees that any indebtedness of the Borrower now or hereafter held by the Borrower Principal is hereby and shall be unconditionally subordinated to all indebtedness of the Borrower to the Lender and any such indebtedness of the Borrower shall be collected, enforced and received by the Borrower Principal, as trustee for the Lender, but without reducing or affecting in any manner the liability of the Borrower Principal under the other provisions of this Guaranty.

     The Borrower Principal agrees that the Lender, in its sole and absolute discretion, any without notice to or consent of the Borrower Principal, may: (a) bring suit against the Borrower Principal, or any one or more of the individuals constituting the Borrower Principal, and any other guarantor of the Note, jointly or severally, or against any one or more of them; (b) compromise or settle with any one or more of the individuals constituting the Borrower Principal for such consideration as the Lender may deem proper; (c) release one or more of the individuals constituting the Borrower Principal, or any other guarantors of the Note, from

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liability thereunder; and (d) otherwise deal with the Borrower Principal and any other guarantor of the Note, or any one or more of them, in any manner whatsoever, and that no such action shall impair the rights of the Lender to collect the Guaranteed Obligations from the Borrower Principal. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Borrower Principal with respect to any other guarantor of the Note.

     The Lender may assign its rights under this Guaranty in whole or in part and, upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. Without limiting the foregoing, it is further expressly recognized that the Lender intends to sell, transfer, deliver and assign the Loan in the secondary mortgage market. By its execution of this Guaranty, the Borrower Principal understands and agrees that any financial statement, operating statement, rent roll and other information delivered to the Lender by the Borrower Principal, the Borrower, or any other person or entity, may be delivered to any secondary mortgage market participant in connection with the sale or assignment of the Loan or any security backed by the Loan in whole or in part. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "the Lender" shall include, in addition to the Lender, any lawful owner, holder or pledgee of the Note. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "the Lender" shall include, in addition to the Lender, any lawful owner, holder or pledgee of the Note.

     THE LENDER AND THE BORROWER PRINCIPAL EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE LENDER AND THE BORROWER PRINCIPAL, AND THE LENDER AND THE BORROWER PRINCIPAL ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF THE OTHER PARTY TO THIS GUARANTY HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE LENDER AND THE BORROWER PRINCIPAL FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS AND STATEMENTS, ORAL OR WRITTEN, ARE MERGED INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS. NEITHER THIS GUARANTY NOR ANY PROVISION HEREOF MAY BE WAIVED, MODIFIED,

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AMENDED, DISCHARGES, OR TERMINATED EXCEPT BY AN AGREEMENT IN WRITING SIGNED BY
THE PARTY AGAINST WHICH THE ENFORCEMENT OF SUCH WAIVER, MODIFICATION, AMENDMENT, DISCHARGE, OR TERMINATION IS SOUGHT, AND THEN ONLY TO THE EXTENT SET FORTH IN SUCH AGREEMENT.

     The Borrower Principal has received and approved copies of all of the Loan Documents and has had the opportunity to review the matters discussed and contemplated therein, including the remedies the Lender may pursue against the Borrower in the event of a default under the Loan Documents, the value of the security or collateral for the Loan, and the Borrower's financial condition and ability to perform under the Loan. The Borrower Principal has established adequate means of obtaining from the Borrower on an continuing basis, information pertaining to, and is now and on a continuing basis will be completely familiar with, the Borrower's financial condition, operations, properties, prospects and the performance of the Borrower's obligations to the Lender. The Lender shall have no duty to disclose to the Borrower Principal any information pertaining to the Borrower or any security or collateral.

     Nothing herein shall be construed to relieve or release the Borrower Principal of or from any obligation or liability of the Borrower Principal under any of the Loan Documents in its, his or her capacity as a general partner or member of the Borrower, and the Borrower Principal shall have and retain any such obligation or liability in such capacity notwithstanding any limitation upon the effectiveness or enforceability of this Guaranty.

     In the event of any litigation or other legal proceeding arising between the parties to this Guaranty, whether relating to the enforcement of a party's rights under this Guaranty or otherwise, the prevailing party shall be entitled to receive its reasonable attorneys' fees and costs of suit from the non-prevailing party in such amount as the court shall determine.

     Time is of the essence in the performance of the obligations of the Borrower Principal under this Guaranty. This Guaranty shall be governed by the laws of the state in which the Property is located, and by applicable federal law.

     This Guaranty may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, this Guaranty has been executed by the Borrower
Principal and is effective as of the day and year first above written.

                                     BORROWER PRINCIPAL:

                                     INLAND WESTERN RETAIL REAL
                                     ESTATE TRUST, INC., a Maryland corporation


                                     By: /s/ Debra A Palmer
                                        ------------------------------
                                     Name:   Debra A Palmer
                                          ----------------------------
                                     Title: asst secretary
                                            --------------------------

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